- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 14, 1996

                       SECURITY CAPITAL INDUSTRIAL TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MARYLAND
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                1-12846                                74-2604728
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

14100 EAST 35TH PLACE, AURORA, COLORADO                  80011
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

                                 (303) 375-9292
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

  On May 14, 1996, Security Capital Industrial Trust, a Maryland real estate investment trust, announced the pricing of an offering of its unsecured senior debt securities (the "Notes"). Copies of the announcement and the underwriting agreement relating to the Notes are filed as exhibits hereto and are hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c) Exhibits.

 EXHIBIT                                                           SEQUENTIAL
 NO.     DOCUMENT DESCRIPTION                                       PAGE NO.
 ------- --------------------                                      ----------
  1.1    Underwriting Agreement dated May 14, 1996 between J.P.
          Morgan Securities Inc. and Security Capital Industrial
          Trust.
 99.1    Press Release dated May 14, 1996 by Security Capital
          Industrial Trust.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          Security Capital Industrial Trust

Dated: May 16, 1996
                                                 /s/ Jeffrey A. Klopf
                                          By __________________________________
                                                     Jeffrey A. Klopf
                                                         Secretary

                                       3